News Release   FOR IMMEDIATE RELEASE: OCTOBER 19, 1994




                                 Santa Fe Pacific Corporation



                                 1700 East Golf Road
                                 Schaumburg, Illinois 60173-5860

                                 Corporate Communications Department



                                 Contact:  Catherine Westphal
                                             (708) 995-6273

                                 Release #  53


                                      HIGHLIGHTS
                                 Third Quarter 1994

           Financial

            - Net income from continuing operations of $50.5 million or $0.27 per share compared to 1993 adjusted net income from continuing operations of $12.0 million or $0.07 per share
            - Record Railway operating income of $117.8 million, up from $49.6 million in flood-impacted third quarter 1993
            - Quarterly operating ratio improves to 82.7% compared to 91.5% last year
            - Railway revenues up 16%, led by a 28% increase in intermodal volumes
            - Income of $9.3 million from Pipelines investment up 7% from 1993 adjusted income
            - Interest expense of $29.6 million decreased $4.5 million or 13% due to lower debt levels



           Other

            - Dedication of new $75 million Hodgkins/Willow Springs, Illinois Intermodal Facility
            - Santa Fe Pacific Gold Corp. shares distributed to SFP shareholders on September 30, 1994

          FOR IMMEDIATE RELEASE           MEDIA CONTACT: Catherine Westphal
          #53                                                (708) 995-6273



          THIRD QUARTER NET INCOME UP SIGNIFICANTLY

             SCHAUMBURG,  ILLINOIS, OCTOBER  19, 1994  -- Santa  Fe Pacific

          Corporation  (SFP)   reported  third  quarter  net   income  from

          continuing  operations  of  $50.5  million  or  $0.27  per  share compared  to net income  from continuing operations,  adjusted to exclude special items, of $12.0 million or $0.07 per share a year ago.

             "The company's performance  was driven  primarily by  railroad operating  income  of  $117.8  million,  which  was  the  highest quarterly operating income  in Santa Fe Railway's  history," said

          Robert D. Krebs, chairman, president and chief executive officer.

          "Intermodal traffic  growth and continued  operating efficiencies contributed to this record-setting performance."



          RAILWAY RESULTS

             Operating income of $117.8  million was more  than double  the third quarter of 1993, which  was significantly impacted by  last year's midwestern flooding.  Rail revenues of $680.2 million rose

          16% as volumes  increased 11% over last year  and average revenue per car improved  4%.  The quarterly operating  ratio improved to

          82.7% from 91.5% in 1993.



                                       - more -

                                                               SFP Earnings
                                                                     Page 2

             Intermodal traffic was up sharply,  partially because this was the business segment  most severely impacted  by the 1993  flood.

          Intermodal revenues of  $308.2 million were 33% higher  than last year.  Revenues  in the direct marketing  segment, which includes

          J.B. Hunt Transport and United Parcel Service business and  less-

          than-truckload  (LTL)  shipments,  rose  41%  compared  to  1993.

          Revenues from intermodal marketing companies were up 31% compared to last year.

             Automotive  business  revenues  were  $49.0  million,  up  27%

          compared to  1993 as  carloadings rose  13%.   Carload  commodity

          revenues  increased 7%  to  $156.2  million  due  principally  to

          increased  shipments  of  lumber and  petroleum  products.   Bulk

          commodities revenues of  $154.5 million were down  2% compared to last  year as  decreased grain shipments  were largely  offset by increases in coal and grain products.

             While  overall  volumes   increased  11%,  operating  expenses

          increased  only 5% to $562.4  million.  Compensation and benefits expense rose $13.5 million or  7% and contract services  expenses rose $18.5 million or 22% due to higher volumes and increased use of contract services for locomotive maintenance.



          OTHER RESULTS

             SFP interest expense of $29.6 million was 13% lower  than last

          year  due to  reduced debt  levels.   SFP's equity  investment in

          Santa Fe Pacific Pipeline Partners, L.P. produced income  of $9.3 million in the third quarter  compared to adjusted income of $8.7 million in the prior year.  Pipeline revenues were up 5% compared to last year, reflecting higher commercial volumes.

                                       - more -

                                                               SFP Earnings
                                                                     Page 3


          1994 YEAR-TO-DATE

             For the first nine  months of 1994, SFP reported adjusted  net income from continuing  operations of $123.5 million or $0.65 per share compared to $61.4  million or $0.33  per share a year  ago,

          excluding special items in both periods.  The improvement was due primarily to business  growth at  Santa Fe  Railway as  operating income  for the first nine months of this year was $305.9 million

          compared to $202.9  million last year.   The railroad's operating

          ratio for 1994 to-date is 84.5% compared to 88.6% for 1993.





                                        # # #

Santa Fe Pacific Corporation
Consolidated Statement of Operations
(Unaudited.  In millions, except per share data)

                                                                     Three Months                   Nine Months
                                                                  Ended September 30,           Ended September 30,
                                                                   1994         1993             1994         1993
                                                               -----------  -----------      -----------  -----------

Operating Revenues                                             $    680.2   $    585.8       $  1,969.9   $  1,778.1
                                                               -----------  -----------      -----------  -----------
Operating Expenses
Compensation and benefits                                           208.5        195.0            625.3        600.0
Contract services                                                   104.2         85.7            282.3        239.8
Fuel                                                                 62.8         53.4            182.9        172.2
Equipment rents                                                      62.9         65.4            185.3        170.1
Depreciation and amortization                                        50.4         47.6            149.6        140.4
Materials and supplies                                               26.8         33.9             91.6         98.1
Other                                                                46.8         55.2            147.0        154.6
                                                               -----------  -----------      -----------  -----------
Total Operating Expenses                                            562.4        536.2          1,664.0      1,575.2
                                                               -----------  -----------      -----------  -----------

Operating Income                                                    117.8         49.6            305.9        202.9
Equity in Earnings of Pipeline                                        9.3         (3.5)            26.3         11.1
Interest Expense                                                     29.6         34.1             89.5        103.7
Gain on Sale of California Lines                                      -            -                -          145.4
Other Income (Expense) - Net                                        (10.0)        18.8             22.7          4.7
                                                               -----------  -----------      -----------  -----------
Income From Continuing Operations Before Income Taxes                87.5         30.8            265.4        260.4
Income Taxes                                                         37.0         41.1            112.3        136.1
                                                               -----------  -----------      -----------  -----------
Income (Loss) From Continuing Operations                             50.5        (10.3)           153.1        124.3
Income from Discontinued Operations, Net of Income Taxes              -            7.5             23.1        147.5
                                                               -----------  -----------      -----------  -----------
Net Income (Loss)                                              $     50.5   $     (2.8)      $    176.2   $    271.8
                                                               ===========  ===========      ===========  ===========
Net Income (Loss) Per Share
  Continuing Operations                                        $     0.27   $    (0.05)      $     0.81   $     0.67
  Discontinued Operations                                             -           0.04             0.12         0.79
                                                               -----------  -----------      -----------  -----------
Net Income (Loss)                                              $     0.27   $    (0.01)      $     0.93   $     1.46
                                                               ===========  ===========      ===========  ===========
Adjusted Net Income Per Share - Continuing Operations (1)      $     0.27   $     0.07       $     0.65   $     0.33
                                                               ===========  ===========      ===========  ===========

Average Number of Common and Common Equivalent Shares               189.3        187.5            189.7        186.7
                                                               ===========  ===========      ===========  ===========
<F1>
(1) 1994 Adjusted Net Income Per Share excludes after tax effect of the first quarter gain on sale of an investment and favorable outcome of a litigation settlement; and the second quarter credit resulting from changes in postretirement medical benefits eligibility requirements and loss related to an adverse appellate court decision.
    1993 Adjusted Net Income Per Share excludes after tax effect of the first quarter gain on sale of California lines; and the third quarter favorable outcome of arbitration and litigation settlements, Pipelines special charge, and the retroactive impact of the increase in the federal income tax rate to 35%.

Santa Fe Pacific Corporation
(Unaudited, in millions)

                                                     September 30,  December 31,
Condensed Balance Sheet                                   1994         1993
                                                       -----------  -----------
Assets

  Cash and cash equivalents                            $     16.5   $     70.3
  Other current assets                                      344.1        387.4
                                                       -----------  -----------
    Total current assets                                    360.6        457.7
  Properties and other assets                             4,954.9      4,667.9
  Net assets of discontinued operations                     -            248.4
                                                       -----------  -----------
    Total Assets                                       $  5,315.5   $  5,374.0
                                                       ===========  ===========

Liabilities and Shareholders' Equity

  Current liabilities                                  $    893.6   $    854.5
  Long-term debt due after one year                         890.0        991.1
  Other liabilities                                       2,324.1      2,260.1
  Shareholders' equity                                    1,207.8      1,268.3
                                                       -----------  -----------
    Total Liabilities and Shareholders' Equity         $  5,315.5   $  5,374.0
                                                       ===========  ===========

                                                            Three Months               Nine Months
                                                         Ended September 30,       Ended September 30,
                                                          1994         1993         1994         1993
Condensed Statement of Cash Flows                      -----------  -----------  -----------  -----------

  Cash Provided by Continuing Operations               $    118.7   $     97.2   $    297.6   $    175.6
  Cash Used for Capital Expenditures                       (127.4)      (113.0)      (333.2)      (255.4)
  Proceeds From Sale of Property,
     Plant and Equipment                                      1.6          5.4         16.2        236.6
  Net Repayment of Borrowings                               (23.1)       (60.8)      (151.6)      (147.5)
  Cash Provided by Other Activities                          31.7         22.4        103.7         68.1
                                                       -----------  -----------  -----------  -----------
  Cash Provided by (Used for) Continuing Operations           1.5        (48.8)       (67.3)        77.4
  Cash Provided by (Used for) Discontinued Operations         -            0.1         13.5       (113.2)
                                                       -----------  -----------  -----------  -----------
  Increase (Decrease) in Cash and Cash Equivalents     $      1.5   $    (48.7)  $    (53.8)  $    (35.8)
                                                       ===========  ===========  ===========  ===========

Santa Fe Pacific Corporation
Supplemental Data - Santa Fe Railway
(Unaudited)

                                                      Three Months                 Nine Months
                                                   Ended September 30,         Ended September 30,
                                                   1994          1993          1994          1993
                                               -----------   -----------   -----------   -----------

Operating Revenues (In millions)
  Intermodal                                   $    308.2    $    232.6    $    866.1    $    709.4
  Carload commodities                               156.2         145.9         463.6         436.5
  Bulk products                                     154.5         157.4         447.8         463.6
  Automotive                                         49.0          38.7         161.5         138.3
  Other                                              12.3          11.2          30.9          30.3
                                               -----------   -----------   -----------   -----------
    Total operating revenues                   $    680.2    $    585.8    $  1,969.9    $  1,778.1
                                               ===========   ===========   ===========   ===========


Operating ratio                                      82.7 %        91.5 %        84.5 %        88.6 %
Revenue ton miles (billions)                         25.3          21.9          74.1          66.9
Freight revenue per thousand revenue ton mile  $    26.36    $    26.27    $    26.18    $    26.13
Carloadings (thousands)                             491.1         440.6       1,436.4       1,321.3
Average revenue per car                        $    1,360    $    1,304    $    1,350    $    1,323
Employees (period-end)                             15,303        14,681        15,303        14,681
